Company information	12 Months Ended
Dec. 31, 2021
Disclosure Of Information Related To The Company [Abstract]
Company information	Company information
Presentation of the Company

Nanobiotix S.A. was incorporated in 2003 as a spin-off from the State University of New York (SUNY) in Buffalo. Nanobiotix S.A. (together with its subsidiaries, the “Company”), is headquartered in Paris, France.

The Company is a clinical-stage biotechnology company focused on developing first-in-class product candidates that use proprietary nanotechnology to transform cancer treatment, as well as the utility and efficacy of radiotherapy. Its lead product candidate, NBTXR3, is an aqueous suspension of functionalized crystalline metallic nanoparticles approximately 50 nanometers (50 billionths of a meter) in diameter, designed for injection directly into a malignant tumor. When exposed to ionizing radiation, NBTXR3 amplifies the localized, intratumor killing effect of that radiation. NBTXR3 is designed to enhance the overall efficacy of radiotherapy without resulting in additional side effects on the surrounding healthy tissues.

Alongside the Company’s core NBTXR3 development program, the Company is also pursuing a development program to explore the use of radiotherapy-activated NBTXR3 in combination with immune checkpoint inhibitors across several solid tumor indications.

The Company is listed on the Euronext regulated market in Paris (under the ticker symbol “NANO”; Code ISIN: FR0011341205, Bloomberg code: NANO:FP) and on the Nasdaq Global Select Market (under the ticker symbol “NBTX”).

Significant events of the period

Nanobiotix and PharmaEngine mutually agree to terminate their collaboration

In March 2021, in light of disagreements over a number of issues with respect to the development of NBTXR3 in the Asia-Pacific region, Nanobiotix and PharmaEngine mutually agreed to terminate the licensing and collaboration agreement entered into in August 2012. Accordingly, on March 4, 2021, Nanobiotix and PharmaEngine entered into a termination and release agreement (the “Termination Agreement”). Under the Termination Agreement, Nanobiotix retained all rights to the development and commercialization of NBTXR3 in the Asia-Pacific region. Nanobiotix agreed to make total termination payments to PharmaEngine of up to $12.5 million in the aggregate as described below.

PharmaEngine was eligible for and received in March 2021 a $2.5 million payment following the announcement of Nanobiotix’s collaboration with LianBio for the Asia-Pacific region. In May 2021, PharmaEngine received an additional $4.0 million in conjunction with the completion of various administrative steps in connection with the winding-up of the collaboration.

PharmaEngine will be eligible to receive an additional $1.0 million in administrative fees and a final payment of an additional $5.0 million upon a second regulatory approval of an NBTXR3-containing product in any jurisdiction of the world for any indication. PharmaEngine is entitled to receive a low-single digit tiered royalty based on net sales of NBTXR3 in the Asia-Pacific region for a 10-year period commencing on the corresponding first date of sales in the region. As of December 31, 2021, these future payments were not accrued because the triggering events have not occurred.

As part of the Termination Agreement, PharmaEngine re-assigned to Nanobiotix rights for the development, manufacture, commercialization and exploitation of NBTXR3 in the Asia-Pacific region, as well as all development data, regulatory materials, and all regulatory approvals that are in the name of PharmaEngine or its affiliates. Consequently, NBTXR3 clinical trials conducted by PharmaEngine in Asia are in the process of being concluded or terminated.

Nanobiotix and PharmaEngine also agreed to a mutual release of all claims against the other party and its respective affiliates.
Nanobiotix partners with LianBio for the development and commercialization of NBTXR3 in several oncology indications and in combination with several anti-cancer therapies, in China and other Asian markets

In May 2021, Nanobiotix entered into a partnership with LianBio, a biotechnology company dedicated to bringing paradigm-shifting medicines to patients in China and major Asian markets, to develop and commercialize Nanobiotix’s lead product candidate, NBTXR3 into Greater China (mainland China, Hong Kong, Taiwan, and Macau), South Korea, Singapore and Thailand.

LianBio will collaborate in the development of NBTXR3 in Asia Pacific, and contribute to patient enrollment in five future global registrational studies across several tumor types and therapeutic combinations including immunotherapy. LianBio will also support the expansion of global phase III registrational study in head and neck cancer into Greater China with longer term strategic alignment across multiple tumor indications and therapeutic combinations.

Under the terms of the agreement, the Company received a $20 million upfront payment and is entitled to receive up to an aggregate of $220 million in potential contingent, development and commercialization milestone payments. The Company will also be eligible to receive tiered, low double-digit royalties based on net sales of NBTXR3 in the licensed territories. LianBio will fund all development and commercialization expenses in the collaboration territory, and the Company will continue to fund all development and commercialization expenses in all other geographies.

Nanobiotix announces the appointment of Dr. Gary Phillips as Chairman of the Supervisory Board

In May 2021, Dr. Gary Phillips was appointed Chairman of the Company's supervisory board of the Company (“the “Supervisory Board”). Dr Phillips succeeded Laurent Condomine, who retired from the Supervisory Board after 11 years of leadership.

Nanobiotix announces the appointment of Bart Van Rhijn as Chief Financial Officer and member of the executive board of the Company to support its international expansion
On June 1, 2021, the Company announced the appointment of Bart Van Rhijn, MBA, as Chief Financial Officer and member of the executive board of the Company (the “Executive Board”). Mr. Van Rhijn brings proven capabilities in global financial management, business development and pharmaceutical commercialization as the Company prepares for the planned launch of its second clinical registration study for NBTXR3 in head and neck cancer (NANORAY-312), continued development in immunotherapy, and planned expansion across solid tumor types and therapeutic combinations. He succeeded Philippe Mauberna, who stepped down from his roles as Chief Financial Officer and Executive Board member after 8 years of service to the Company.